UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed on April 9, 2018 (the “Original 8-K”) by Ashford Inc. solely to add an additional Item number (Item 3.02). Except as set forth herein, no other change has been made to the Original 8-K. Capitalized terms in this Amendment No. 1 not otherwise defined have the meaning ascribed to such terms in the Original 8-K.

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure set forth Item 1.01 of the Original 8-K is incorporated by reference into this Item 3.02.

The shares of Series B Convertible Preferred Stock issued in connection with the Transactions will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The issuance of the shares of Series B Convertible Preferred Stock will not involve a public offering, general solicitation or advertising and there will not be any underwriter or commissions paid in connection therewith.

Additional Information and Where to Find It

In connection with the transaction, the Company will file with the SEC a registration statement on Form S-4 containing a proxy/prospectus. Additionally, the Company files annual, quarterly and current reports, proxy and information statements and other information with the SEC. INVESTORS AND SECURITY HOLDERS OF ASHFORD ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The proxy/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.ashfordinc.com, under the “Investors” link, or by requesting them in writing or by telephone from the Company at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.

The Company, Remington and certain of their respective directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders that will occur in connection with the transaction. Information concerning the interests of the directors and officers of the Company who may be considered “participants” in the solicitation is or will be set forth in the Company’s Annual Report on Form 10-K filed with the SEC, as amended, and will be set forth in the proxy statement relating to the transaction when the proxy statement becomes available. Information concerning the directors and officers of Remington who may be considered “participants” in the solicitation will be set forth in the Form S-4. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, by directing a request to the Company at the address above, or at www.ashfordinc.com.

Safe Harbor for Forward-Looking Statements

Certain statements and assumptions in this document contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the failure to satisfy conditions to completion of the transaction, including receipt of regulatory approvals and stockholder approval; changes in the business or operating prospects of Remington’s Project Management business; adverse litigation or regulatory developments; our success in implementing our business development plans of integrating the Company’s and Remington’s Project Management business and realizing the expected benefits of the transaction; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the SEC.

The forward-looking statements included in this document are only made as of the date of this document. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2018

ASHFORD INC.

By:	/s/ Deric S. Eubanks
Name: Deric S. Eubanks
Title: Chief Financial Officer